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                                                                    Exhibit 10.5

                            BED BATH AND BEYOND INC.
                      1992 STOCK OPTION PLAN, AS AMENDED**

1.    PURPOSE

      The purpose of the Bed Bath & Beyond Inc. 1992 Stock Option Plan (the "Plan") is to encourage and enable key employees (which term, as used herein, shall include officers), and directors of Bed Bath & Beyond Inc. or a parent (if any) or subsidiaries thereof (collectively, unless the context otherwise requires, the "Company"), consultants, and advisors to the Company, and other persons or entities providing goods or services to the Company to acquire a proprietary interest in the Company through the ownership of common stock of the Company. (Such directors, members, consultants, advisors, and other persons or entities providing goods or services to the Company and entitled to receive options hereunder being collectively referred to as the "Associates," and the relationship of the Associates to the Company being referred to as "association with" the Company.) Such ownership will provide such employees and Associates with a more direct stake in the future welfare of the Company and encourage them to remain employed by or associated with the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment or association with the Company.

2.    TYPE OF OPTIONS

      Options granted pursuant to the Plan may be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Incentive options may only be granted to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options.

3.    EFFECTIVE DATE AND TERM OF PLAN

            The Plan shall become effective upon satisfaction of the following conditions: (i) the Plan shall have been approved by the shareholders of the Company and (ii) the Certificate of Incorporation of the Company shall have been amended to reclassify the Company's outstanding capital stock into common stock, par value $0.01 per share ("Stock"), and to effect a 145.625 for 1 stock split (the "Stock Split"). Grants of options under the Plan may be made prior to satisfaction of such conditions, but after adoption of the Plan by the Board of Directors of the Company (the "Board"), subject to the satisfaction of such conditions.

            No option shall be granted under the Plan on or after the tenth anniversary of the date on which the Plan is adopted by the Board, but options previously granted may extend beyond that date.

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** As amended through August 26, 1997.

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4.    ADMINISTRATION

      (a) The Plan shall be administered by one or more committees appointed from time to time by the Board (each such committee being referred to as a "Committee"). In the event that more than one Committee is appointed by the Board, the Board shall specify with respect to each Committee the group of employees and Associates with respect to which such Committee shall have the power to grant options. In the event that more than one Committee is appointed by the Board, then each reference in the Plan to "the Committee" shall be deemed a reference to each such Committee (subject to the last sentence of this paragraph); provided, however, that each such Committee may only exercise the power and authority granted to "the Committee" by the Plan with respect to those employees and Associates that it has the power to grant options to as specified in the resolution of the Board appointing such Committee. Each Committee shall be comprised of two or more directors. A majority of the members of each Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of any Committee under the Plan may be made, without notice or meeting of the Committee, by a writing signed by a majority of the Committee members. Following registration of the Company's Stock under the Securities Exchange Act of 1934 (the "Act"), all members of each Committee shall be "disinterested persons" within the meaning of Rule 16(b)-3 under the Act and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code"); provided, however, that the foregoing shall not apply to any Committee that does not have the power to grant options to officers or directors of the Company or otherwise make any decisions with respect to the timing or the pricing of any options granted to such officers and directors. If pursuant to the preceding sentence a Committee is required to be comprised of "disinterested persons" and "outside directors," then the members of such Committee shall not be eligible to receive options under the Plan. In the event that more than one Committee is appointed by the Board, the power to amend the Plan granted by Section 10(b) hereof may only be exercised by a Committee all of whose members are "disinterested persons" and "outside directors" within the meaning of Rule 16(b)-3 under the Act and Section 162(m) of the Code.

      (b) The Committee shall have authority, not inconsistent with the express provisions of the Plan, (i) to grant options to such eligible employees and Associates of the Company as the Committee may select; provided, however, that the maximum number of options that may be granted under this Plan during any calendar year to any employee or Associate of the Company shall not exceed 100,000 shares (subject to any adjustment in accordance with Section 8(b)), and it is further provided that if the Committee grants to any employee or Associate during any calendar year options to purchase a number of shares that is less than 100,000, or does not grant any options during any calendar year to such employee or Associate, then the amount of such shortfall shall be carried forward and added to the maximum number of options which may be granted in a subsequent year to such employee or Associate, (ii) to determine the time or times when options shall be granted and the number of shares of Stock subject to each option; (iii) to determine which options are, and which options arc not, incentive options; (iv) to determine the terms and conditions of each option;
(v) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (vi) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (vii) to interpret the Plan and to decide any

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questions and settle all controversies and disputes that may arise in connection with the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final and conclusive on all persons participating in the Plan.

5.    SHARES SUBJECT TO THE PLAN

      (a)   Number of Shares.

      Subject to adjustment as provided in Section 8, the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan (taking into account the Stock Split) shall be 2,800,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

      (b)   Shares to be Delivered.

      Shares delivered under the Plan shall be authorized but unissued Stock or, if the Committee so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

6.    ELIGIBILITY FOR OPTIONS

      Employees and Associates of the Company eligible to receive options under the Plan shall be those employees and Associates who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Receipt of options under the Plan or of awards under any other employee benefit plan of the Company shall not preclude an employee from receiving options or additional options under the Plan.

7.    TERMS AND CONDITIONS OF OPTIONS

      (a) Special Rule for Incentive Options. Consistent with Section 422 of the Code and any regulations, notices or other official pronouncements of general applicability, to the extent the aggregate fair market value (determined in accordance with Section 7(b) as of the time the option is granted) of the shares of Stock with respect to which incentive options are exercisable for the first time by the optionee during any calendar year (under all plans of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall not be treated as incentive options. Nothing in this special rule shall be construed as limiting the exercisability of any option, unless the Committee expressly provides for such a limitation at time of grant.

      (b) Exercise Price. The exercise price of each option shall be determined by the Committee, subject to the following: (i) in the case of an incentive option and all options granted by a Committee comprised of "disinterested persons" and "outside directors," the exercise price per share of stock shall not be less than 100% (110% for an incentive stock option granted to a greater than ten-percent shareholder) of the fair market value per share of Stock at the time the option is

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granted and (ii) in the case of all other options, the exercise price per share of Stock shall not be less than the par value per share (unless the Stock subject to the option is treasury stock). A "greater than ten-percent shareholder" shall mean for purposes of the Plan any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The fair market value of a share of Stock as of any date shall be determined for purposes of the Plan as follows: (i) if the Stock is listed on a securities exchange or quoted through the National Association of Securities Dealers Automatic Quotation ("NASDAQ") National Market System, the fair market value shall equal the mean between the high and low sales prices on such exchange or through such market system, as the case may be, on such day or in the absence of reported sales on such day, the mean between the reported bid and asked prices on such exchange or through such market system, as the case may be, on such day, (ii) if the Stock is not listed or quoted as described in the preceding clause but is quoted through NASDAQ (but not through the National Market System), the fair market value shall equal the mean between the bid and offered prices as quoted by the National Association of Securities Dealers through NASDAQ for such day and (iii) if the Stock is not listed or quoted on a securities exchange or through NASDAQ, then the fair market value shall be determined by such other method as the Committee determines to be reasonable and consistent with applicable requirements of the Code and the regulations issued thereunder applicable to incentive options; provided, however, that if pursuant to clause (i) or (ii) fair market value is to be determined based upon the mean of bid and asked prices and the Committee determines that such mean does not property reflect fair market value, then fair market value shall be determined by the Committee as provided in clause (iii).

      (c) Duration of Options. An option, shall be exercisable during such period or periods as the Committee may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "greater than ten-percent shareholder" as defined in Section 7(b)) from the date the option was granted or such earlier date as may be specified by the Committee at the time the option is granted.

      (d)   Exercise of Options.

            (1) At the time of the grant of an option, the Committee shall specify whether the option shall be exercisable in full at any time prior to the Final Exercise Date or in installments (which may be cumulative or noncumulative). In the case of an option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised.

            (2) The award forms or other instruments evidencing incentive options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and the regulations thereunder, as from time to time in effect.

            (3) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other

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      documents required by the Committee and (b) payment in full for the number of shares for which the option is exercised.

            (4) In the case of an option that is not an incentive option, the Committee shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. In the case of an incentive option, if at the time the option is exercised the Committee determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or local tax with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the individual exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

            (5) If an option is exercised by the executor or administrator of a deceased employee or Associate, or by the person or persons to whom the option has been transferred by the employee's or Associate's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

      (e) Termination of Employment. An employee's options shall terminate immediately upon the termination of his employment with the Company, subject to the following exceptions: (i) if the termination is by reason of the death or disability of the employee, the unexercised portion of such options shall continue to be exercisable for 12 months after such termination and (ii) if the termination is for any other reason, excluding termination for cause, the unexercised portion of such options shall continue to be exercisable for three months after such termination. Notwithstanding the foregoing, the Committee in its discretion in any particular case may provide that upon termination of an employee's employment with the Company, the unexercised portion of his options shall continue to be exercisable for a longer or shorter period than the period provided for in the preceding sentence; provided, however, that (i) in the case of an incentive option, the Committee may not provide for a shorter or longer period after the option is granted and, in any event, may not provide for a longer period except in the case where the employee's employment is terminated by reason of death and (ii) in the case of an option that is not an incentive option, the Committee may not provide for a shorter period after the option is granted. For purposes of this Section 7(e), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

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      (f) Payment for Stock. Stock purchased under the Plan shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company or (ii) if so permitted by the Committee (not later than the time of grant, in the case of an incentive option), (A) through the delivery of shares of Stock (including shares acquired under the option then being exercised) having a fair market value (determined as provided in Section 7(b)) on the date of exercise equal to the purchase price or (B) by a combination of cash and Stock as provided in clauses (i) and (ii)(A) above or
(C) by delivery of a promissory note of the option holder to the Company, such note to be payable in the case of an incentive Option, on such terms as are specified in the option (except that, in lieu of a stated rate of interest, an incentive option may provide that the rate of interest on the note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code), or by a combination of cash (or cash and Stock) and the option holder's promissory note; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid in cash or by a combination of cash and Stock.

      (g) Delivery of Stock. An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him under the Plan. The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and
(b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting-transfer.

      (h) Transferability of Options. The Committee may provide that options may be transferred to the extent and subject to such limitations as the Committee may specify.

      (i) Restrictions on Stock. The Committee may provide that shares of Stock purchased through the exercise of options under the Plan be subject to such restrictions on resale, including restrictions requiring resale to the Company at or below fair market value, or such other restrictions, as the Committee in its sole discretion shall determine, and shall take such steps as it deems necessary or appropriate to carry out the purposes of any such restriction.

8.    MERGERS, RECAPITALIZATIONS, ETC.

      (a) In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all of the Company's assets (all the foregoing being referred to as "Acquisition Events"), then the Committee may in its discretion terminate all outstanding options by delivering notice of termination to each option holder,

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provided, however, that, during the 20-day period following the date on which such notice of termination is delivered, each option holder shall have the right to exercise in full all of his options that are then outstanding (without regard to limitations on exercise otherwise contained in the options). If an Acquisition Event occurs and the Committee does not terminate the outstanding options pursuant to the preceding sentence, then the provisions of Section 8(b) shall apply.

      (b) In the event of a stock dividend stock split (other than the Stock Split) or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock of securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee. The Committee may also adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration any other event (including, without limitation, accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan. All determinations and adjustments made by the Committee pursuant to this Section 8(b) shall be binding on all persons.

      (c) The Committee may grant options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

9.    LIMITATION ON RIGHTS

      Neither the adoption of the Plan nor the grant of options shall confer upon any employee any right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an employee at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

10.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

      (a) Neither adoption of the Plan nor the grant of options to an employee shall affect the Company's right to grant to such employee options that are not subject to the Plan, to issue to such employees Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees.

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      (b) The Committee may at any time discontinue granting options under the
Plan. With the consent of the option holder, the Board may at any time cancel an existing option in whole or in part and grant the option holder another option for such number of shares as the Committee specifies. The Committee may at any time or times amend the Plan or any outstanding option for the purpose of satisfying the requirement of Section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or at any time terminate the Plan as to any further grants of options, provided that (except to the extent expressly required or permitted above) no such amendment shall, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) change the group of employees eligible to receive options under the Plan, (c) reduce the price at which incentive options may be granted, (d) extend the time within which incentive options may be granted, (e) extend the time within which options may be granted, (f) alter the Plan in such a way that incentive options already granted hereunder would not be considered incentive stock options under
Section 422 of the Code, or (g) amend the provisions of this Section 8, and no such amendment shall adversely affect the rights of any option holder (without his consent) under any option previously granted.

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